Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
October 31, 2000



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.6325%



        Excess Protection Level
          3 Month Average 5.91%
          October, 2000 6.31%
          September, 2000  5.81%
          August, 2000 5.61%


        Cash Yield19.62%


        Investor Charge Offs 4.51%


        Base Rate 8.80%


        Over 30 Day Delinquency 5.23%


        Seller's Interest10.66%


        Total Payment Rate14.07%


        Total Principal Balance$56,359,968,018.99


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$6,009,277,457.50